                                                                   EXHIBIT 99.1






                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                January 31, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:     FLORSHEIM GROUP INC.       CASE NO.          02 B 08209



                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN :                                     12/31/2003        1/31/2004
                                                       ------------      -----------
BT Commerical Concentration                            $          -     $          -

Associated Bank                                           53,039.02        49,460.09

BT Commercial Escrow                                     144,008.24       144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account                       100,745.47       100,809.27

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II                    189,724.16       116,967.12
                                                       ------------      -----------
TOTAL                                                  $ 487,516.89     $ 411,244.72
                                                       ============      ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - JANUARY 31, 2004





                                                                BT COMMERCCIAL
         Date                                                   CONCENTRATION 1)
         ----                                                   --------------





      01/01/2004                                                 $             -
      01/02/2004                                                               -
      01/03/2004                                                               -
      01/04/2004                                                               -
      01/05/2004                                                               -
      01/06/2004                                                               -
      01/07/2004                                                               -
      01/08/2004                                                               -
      01/09/2004                                                               -
      01/10/2004                                                               -
      01/11/2004                                                               -
      01/12/2004                                                               -
      01/13/2004                                                               -
      01/14/2004                                                               -
      01/15/2004                                                               -
      01/16/2004                                                               -
      01/17/2004                                                               -
      01/18/2004                                                               -
      01/19/2004                                                               -
      01/20/2004                                                               -
      01/21/2004                                                               -
      01/22/2004                                                               -
      01/23/2004                                                               -
      01/24/2004                                                               -
      01/25/2004                                                               -
      01/26/2004                                                               -
      01/27/2004                                                               -
      01/28/2004                                                               -
      01/29/2004                                                               -
      01/30/2004                                                               -
      01/31/2004                                                               -

                                                                ----------------
TOTAL RECEIPTS                                                  $              -
                                                                ================


           NOTES:

           1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - JANAURY 31, 2004


         DATE                                              ASSOCIATED BANK
         ----                                              ---------------
      01/01/2004                                               $         -
      01/02/2004                                                         -
      01/03/2004                                                         -
      01/04/2004                                                         -
      01/05/2004                                                  1,375.00 1)
      01/06/2004                                                         -
      01/07/2004                                                         -
      01/08/2004                                                    164.89 2)
      01/09/2004                                                         -
      01/10/2004                                                         -
      01/11/2004                                                         -
      01/12/2004                                                         -
      01/13/2004                                                         -
      01/14/2004                                                         -
      01/15/2004                                                         -
      01/16/2004                                                         -
      01/17/2004                                                         -
      01/18/2004                                                         -
      01/19/2004                                                         -
      01/20/2004                                                         -
      01/21/2004                                                         -
      01/22/2004                                                         -
      01/23/2004                                                         -
      01/24/2004                                                         -
      01/25/2004                                                         -
      01/26/2004                                                         -
      01/27/2004                                                         -
      01/28/2004                                                         -
      01/29/2004                                                         -
      01/30/2004                                                         -
      01/31/2004                                                         -
                                                                ----------
TOTAL RECEIPTS                                                 $  1,539.89
                                                                ==========


                NOTES:
                1)  Restitution payments.
                2)  Rent adjustment refund.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - JANUARY 31, 2004

                                                                 BT COMMERCIAL
          DATE                                                      ESCROW
          ----                                                   --------------

      01/01/2004                                                $        -
      01/02/2004                                                         -
      01/03/2004                                                         -
      01/04/2004                                                         -
      01/05/2004                                                         -
      01/06/2004                                                         -
      01/07/2004                                                         -
      01/08/2004                                                         -
      01/09/2004                                                         -
      01/10/2004                                                         -
      01/11/2004                                                         -
      01/12/2004                                                         -
      01/13/2004                                                         -
      01/14/2004                                                         -
      01/15/2004                                                         -
      01/16/2004                                                         -
      01/17/2004                                                         -
      01/18/2004                                                         -
      01/19/2004                                                         -
      01/20/2004                                                         -
      01/21/2004                                                         -
      01/22/2004                                                         -
      01/23/2004                                                         -
      01/24/2004                                                         -
      01/25/2004                                                         -
      01/26/2004                                                         -
      01/27/2004                                                         -
      01/28/2004                                                         -
      01/29/2004                                                         -
      01/30/2004                                                         -
      01/31/2004                                                         -
                                                                ----------
TOTAL RECEIPTS                                                  $        -
                                                                ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - JANAURY 31, 2004

                                             SHAW GUSSIS
          DATE                             PREFERENCE ACCT.
          ----                             ----------------

      01/01/2004                            $            -
      01/02/2004                                         -
      01/03/2004                                         -
      01/04/2004                                         -
      01/05/2004                                     63.80 1)
      01/06/2004                                         -
      01/07/2004                                         -
      01/08/2004                                         -
      01/09/2004                                         -
      01/10/2004                                         -
      01/11/2004                                         -
      01/12/2004                                         -
      01/13/2004                                         -
      01/14/2004                                         -
      01/15/2004                                         -
      01/16/2004                                         -
      01/17/2004                                         -
      01/18/2004                                         -
      01/19/2004                                         -
      01/20/2004                                         -
      01/21/2004                                         -
      01/22/2004                                         -
      01/23/2004                                         -
      01/24/2004                                         -
      01/25/2004                                         -
      01/26/2004                                         -
      01/27/2004                                         -
      01/28/2004                                         -
      01/29/2004                                         -
      01/30/2004                                         -
      01/31/2004                                         -
                                            --------------
TOTAL RECEIPTS                              $        63.80
                                            ==============


                1) Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - JANAURY 31, 2004

                                                         SHAW GUSSIS
         DATE                                         PREFERENCE ACCT.II
         ----                                         ------------------

      01/01/2004                                       $               -
      01/02/2004                                                       -
      01/03/2004                                                       -
      01/04/2004                                                       -
      01/05/2004                                                       -
      01/06/2004                                                       -
      01/07/2004                                                       -
      01/08/2004                                                       -
      01/09/2004                                                       -
      01/10/2004                                                       -
      01/11/2004                                                       -
      01/12/2004                                                       -
      01/13/2004                                                       -
      01/14/2004                                                       -
      01/15/2004                                                       -
      01/16/2004                                                       -
      01/17/2004                                                       -
      01/18/2004                                                       -
      01/19/2004                                                       -
      01/20/2004                                                       -
      01/21/2004                                                       -
      01/22/2004                                                       -
      01/23/2004                                                       -
      01/24/2004                                                       -
      01/25/2004                                                       -
      01/26/2004                                                       -
      01/27/2004                                                       -
      01/28/2004                                                       -
      01/29/2004                                                       -
      01/30/2004                                                   32.96 1)
      01/31/2004                                               18,000.00 2)
                                                       -----------------
TOTAL RECEIPTS                                         $       18,032.96
                                                       =================


                1) Restitution payment.
                2) Preference recovery.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - JANUARY 31, 2004



                                                                  BT COMMERCIAL
FLORSHEIM GROUP INC.                                              CONCENTRATION
                                                                  -------------
       PAYMENTS
       Transfer to Loan Account                                   $           -




                                                                  -------------
       Total                                                      $           -
                                                                  =============


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - JANUARY 31, 2004






FLORSHEIM GROUP INC.                                            ASSOCIATED BANK
--------------------                                            ---------------

      DATE             CHECK NUMBER          PAYMENTS
   01/06/2004             1209         Sonnenberg & Anderson        $  1,091.36
   01/06/2004             1210         F. Terrence Blanchard           3,077.44
   01/07/2004              --          Bank fee                            3.00
   01/19/2004             1211         Benjamin Alvendia                 150.00
   01/27/2004             Wire         AIG Life Insurance Company        780.02
   01/27/2004              --          Bank fee                           17.00

                                                                    ------------
                Total                                               $  5,118.82
                                                                    ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - JANUARY 31, 2004





                                                                   BT COMMERCIAL
                                                                      ESCROW


     DATE       PAYMENTS

                None                                                $         -


                                                                    ------------
                Total                                               $         -
                                                                    ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - JANUARY 31, 2004


                                                                 SHAW GUSSIS
                                                             PREFERENCE ACCOUNT
     DATE               PAYMENTS

                        None                                 $               -




                                                          ----------------------
                                                             $               -
                                                          ======================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - JANAURY 31, 2004


                                                              SHAW GUSSIS
                                                         PREFERENCE ACCOUNT II
         DATE           PAYMENTS

      01/02/2004     Shaw Gussis Fishman                          $ 75,471.95
      01/02/2004     Mark Tunewicz                                   2,100.00
      01/12/2004     Leslie T Welsh Inc.                             1,497.07
      01/15/2004     F. Terrence Blanchard                           2,006.25
      01/15/2004     Bowne of Chicago                                  515.00
      01/15/2004     Mark Tunewicz                                   5,719.81
      01/26/2004     Leslie T Welsh Inc.                             1,520.00
      01/26/2004     Laura Kooy Reporting                              399.55
      01/26/2004     Logan & Company                                 1,001.00
      01/26/2004     Iron Mountain Record Management                   559.37

                                                       ----------------------
                                                                 $  90,790.00
                                                       ======================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                  January 2004


BT Commercial Corporation
LOAN ACCOUNT


                                                         POST-PETITION
                                                             LOAN
     DATE               PAYMENTS        BORROWINGS          BALANCE
----------------      ------------  ---------------   --------------------
OPENING BALANCE                                        $      7,101,059.88
   01/01/2004         $          -   $            -           7,101,059.88
   01/02/2004                    -                -           7,101,059.88
   01/03/2004                    -                -           7,101,059.88
   01/04/2004                    -                -           7,101,059.88
   01/05/2004                    -                -           7,101,059.88
   01/06/2004                    -                -           7,101,059.88
   01/07/2004                    -                -           7,101,059.88
   01/08/2004                    -                -           7,101,059.88
   01/09/2004                    -                -           7,101,059.88
   01/10/2004                    -                -           7,101,059.88
   01/11/2004                    -                -           7,101,059.88
   01/12/2004                    -                -           7,101,059.88
   01/13/2004                    -                -           7,101,059.88
   01/14/2004                    -                -           7,101,059.88
   01/15/2004                    -                -           7,101,059.88
   01/16/2004                    -                -           7,101,059.88
   01/17/2004                    -                -           7,101,059.88
   01/18/2004                    -                -           7,101,059.88
   01/19/2004                    -                -           7,101,059.88
   01/20/2004                    -                -           7,101,059.88
   01/21/2004                    -                -           7,101,059.88
   01/22/2004                    -                -           7,101,059.88
   01/23/2004                    -                -           7,101,059.88
   01/24/2004                    -                -           7,101,059.88
   01/25/2004                    -                -           7,101,059.88
   01/26/2004                    -                -           7,101,059.88
   01/27/2004                    -                -           7,101,059.88
   01/28/2004                    -                -           7,101,059.88
   01/29/2004                    -                -           7,101,059.88
   01/30/2004                    -                -           7,101,059.88
   01/31/2004                    -                -           7,101,059.88
                      ------------  ---------------
Total                 $          -  $             -
                      ============  ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:         FLORSHEIM GROUP INC.       CASE NO.           02 B 08209


                          STATEMENT OF AGED RECEIVABLES

                                JANUARY 31, 2004

ACCOUNTS RECEIVABLE:

                     Beginning of Month Balance           $   355,447
                                                          ------------

                     Add: Sales on Account                          -
                                                          ------------

                     Less: Collections                              -
                                                          ------------

                     Adjustments                                    -
                                                          ------------

                     End of the Month Balance             $   355,447
                                                          ============


         Note - All accounts receivable are fully reserved.



                   0-30                  31-60                  61-90                OVER 90           END OF MONTH
                   DAYS                  DAYS                    DAYS                 DAYS                TOTAL
         ---------------------   --------------------     ------------------     --------------    -----------------

         $                  -    $                 -       $              -      $      355,447    $         355,447
         =====================   ====================     ==================     ==============    =================




                    ACCOUNTS PAYABLE AGING - JANUARY 31, 2004


                    0-30           31-60               61-90            Over 90          End of Month
                    Days            Days                Days              Days             Total
               -------------   -------------     ---------------    --------------    ---------------
   Wholesale       $ 54,891         $ 5,766             $ 1,268         $ 553,729          $ 615,654

   Retail                 -               -                   -            75,979             75,979

               -------------   -------------     ---------------    --------------    ---------------
   Total           $ 54,891         $ 5,766             $ 1,268         $ 629,708          $ 691,633
               =============   =============     ===============    ==============    ===============



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:         FLORSHEIM GROUP INC.        CASE NO.         02 B 08209


                                TAX QUESTIONNAIRE

                        FOR MONTH ENDED JANUARY 31, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                  1. Federal Income Taxes            Yes (x)     No (  )
                  2. FICA withholdings               Yes (x)     No (  )
                  3. Employee's withholdings         Yes (x)     No (  )
                  4. Employer's FICA                 Yes (x)     No (  )
                  5. Federal Unemployment Taxes      Yes (x)     No (  )
                  6. State Income Taxes              Yes (x)     No (  )
                  7. State Employee withholdings     Yes (x)     No (  )
                  8. All other state taxes           Yes (x)     No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                          /s/ F. Terrence Blanchard
                                         --------------------------------
                                         For the Debtor In Possession (Trustee)



                                         Print or type name and capacity of
                                         person signing this  Declaration:


                                         F. Terrence Blanchard
                                         ---------------------------------------

                                         President and Chief Financial Officer
                                         Florsheim Group Inc.
DATED: February 18, 2004